Lease	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
Lease

Note 12 – Lease

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty. All of the Company’s real estate leases are classified as operating leases. The leases generally do not contain options to extend at the time of expiration and the weighted average remaining lease terms are 0.4 years.

The Company entered into various non-cancellable operating lease agreements for offices and employee dormitories as of June 30, 2023. Upon adoption of FASB ASU 2016-02, the Company recognized approximately $0.0 million right of use (“ROU”) assets and same amount of lease liabilities based on the present value of the future minimum rental payments of leases, using a discount rate of 4.8% based on duration of lease terms. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The Company’s lease liabilities under the remaining operating leases as of June 30, 2023 for the next five years is as follows:

June 30,
2024	19,752
Total undiscounted lease payments	$19,752
Less imputed interest	(377)
Total lease liabilities	$19,375
Less: total lease liabilities - discontinued operations	(19,375)
Total lease liabilities - continuing operations	$—

Rent expense accounted in loss from discontinued operations for the six months ended June 30, 2023 and 2022 was $59,487 and $122,503, respectively.